UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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                                            MORGAN STANLEY INVESTMENT MANAGEMENT

[MORGAN STANLEY LOGO OMITTED]                                        IN FOCUS
                                                                     August 2006

                      MORGAN STANLEY FUNDS ASK SHAREHOLDERS
                     TO VOTE AT AUGUST SHAREHOLDER MEETINGS

Recently, several Morgan Stanley Funds sent materials to shareholders regarding a Special Meeting, which occurred on August 1, 2006 and has now been adjourned to August 23, 2006. These materials consisted of joint proxy statements and proxy cards.

In early June, multiple proxy statements and proxy cards were mailed to shareholders asking them to vote on various issues relating to their funds.
Around the same time, Morgan Stanley Funds initiated a calling campaign that encouraged shareholders to vote their shares at the August 1, 2006, special meeting.

AS OF AUGUST 3, 2006, YOUR MORGAN STANLEY FUND DOES NOT HAVE THE REQUIRED NUMBER
OF VOTES TO CONDUCT BUSINESS AT THE MEETINGS. AS A RESULT, THE MEETINGS HAVE
BEEN ADJOURNED AND RESCHEDULED FOR AUGUST 23, 2006.

IT IS IMPORTANT TO NOTE THAT CALLS TO SHAREHOLDERS AND ADDITIONAL MAILINGS WILL
CONTINUE THROUGHOUT THE CAMPAIGN PERIOD.

Below are the proposed changes that will be submitted for approval at the meeting. Please note, not all of these changes apply to every fund. For more fund-specific information, see the related Proxy Statements.

o  To elect Trustees/Directors.

o  To eliminate certain fundamental investment restrictions.

o  To modify certain fundamental investment restrictions.

o  To reclassify certain fundamental policies as non-fundamental policies.

o  To vote on investment policy changes specific to certain funds.

o  To consider and act upon any other business as may properly come before the meetings or any adjournment thereof.

Continued from page one

FREQUENTLY ASKED QUESTIONS

What follows is a list of commonly asked questions regarding this recent communication.

Q. This proxy seems to contain quite a bit of information. Why are you sending me a proxy that is so different from others I have received in the past?

A: At Morgan Stanley, we are committed to enhancing the products and services we provide to you, our client. Rigorous evaluation of our product line is, therefore, a vital part of our management process. After careful consideration, we've identified certain funds for which we believe a modification of fundamental investment policies is warranted. In an effort to maintain efficiency, we have grouped proxies relating to these modifications with a larger proxy effort relating to the election of trustees.

Q. What proposals am I being asked to approve?

A: While the proposals may vary for each fund that you own, shareholders of the
Morgan Stanley Funds are generally being asked to approve: (1) the election of
Trustees to your fund's Board; (2) the elimination, modification and/or reclassification as non-fundamental of certain of your fund's fundamental investment policies; and (3) for Morgan Stanley Natural Resource Development
Securities Inc. (Morgan Stanley Natural Resources) and Morgan Stanley Financial
Services Trust (Morgan Stanley Financial Services) only, a change to each fund's diversification policy.

Q. How does my fund's Board recommend that I vote?

A: The Board of your fund is recommending that you vote FOR each proposal set forth in your fund's proxy statement.

Q. Why are these changes to my fund's fundamental policies being proposed now?

A: In an important fund governance initiative, the Board of your fund is asking you to elect new members to your fund's Board. Since this requires sending you a proxy statement, your fund's Board and management is taking this opportunity to streamline and modernize your fund's fundamental investment policies at a minimal incremental cost to you.

Q. Will the approval of these changes materially affect the way my fund is managed?

A: It is management's belief that these changes (other than the proposed changes for Morgan Stanley Natural Resources and Morgan Stanley Financial Services) will not result in a material change to the level of investment risk associated with your fund, nor will these changes materially affect the manner in which your fund is managed. However, fund management does believe that the approval of these proposals will provide your fund with greater investment flexibility to respond to future investment opportunities.

Q. What changes are being proposed to my fund's fundamental investment policies?

A: The Board is recommending that you approve certain changes to your fund's fundamental investment polices as described in your fund's proxy statement.
Fundamental investment polices are polices that govern various aspects of your fund's investment activities and may only be changed with shareholder approval.

The changes that your fund's Board is recommending you approve include:

1  The elimination of certain fundamental investment policies because they are no longer required due to changes in the laws governing your fund;

2  The modification of those fundamental investment policies that are required by law in order to modernize them and make them consistent across all of the
   Morgan Stanley Funds; and

3  The reclassification of certain fundamental investment policies. These policies will be reclassified as non-fundamental because: (a) they are not legally required to be fundamental and (b) doing so will provide your fund with increased investment flexibility. A non-fundamental policy can be changed by the fund's Board without shareholder approval.

Continued from page two

Please note that the proposals that you are being asked to eliminate, modify or reclassify may vary depending on your fund. Please read each proposal in your fund's proxy statement carefully and then vote on each of these important fund initiatives.

Q. If I am a shareholder of Morgan Stanley Natural Resources or Morgan Stanely
Financial Services, are there additional proposals concerning my fund?

A: Yes, the boards for Morgan Stanley Natural Resources and Morgan Stanley
Financial Services are also asking shareholders to vote "FOR" an additional change--one that will affect the diversification status of the funds.
Shareholders of these funds should read carefully the discussion of this proposed change in their fund's proxy statement and vote on this important fund initiative.

Q. I recently received a call, but the caller identified himself as an employee of a company other than Morgan Stanley. I'm worried about identity theft--was this call truly related to this proxy mailing?

A: In an effort to obtain the required votes for the August 23, 2006,
Shareholder Meeting, we have retained the services of Computershare Fund
Services. This firm is charged with soliciting telephone votes from shareholders. Shareholders contacted by Computershare are encouraged to vote their shares, as timely voting will minimize the need for additional expenses associated with additional mailings and telephone campaigns.

IT IS IMPORTANT TO NOTE THAT CALLS TO SHAREHOLDERS AND ADDITIONAL MAILINGS WILL
CONTINUE THROUGHOUT THE CAMPAIGN PERIOD.

Q. Does my vote really matter--do I really need to send in my proxy card?

A: Yes, all votes matter. We encourage shareholders to vote their full shares.
If you've received multiple proxy packets, please be sure to vote for all affected funds. You can vote online, by phone or by mail. If you do choose to return your proxy card by mail, please be sure to indicate your vote and sign your card. Please see your proxy packet for more information.

Q. How will my votes be cast?

A: If the accompanying Proxy Card for a fund is executed properly and returned, shares represented by it will be voted at the meeting for that fund in accordance with the instructions on the proxy card. A proxy may be revoked at any time prior to the time it is voted (i) by written notice to the secretary of the fund or (ii) by attendance and voting at the meeting of such fund. It is important to note: If no instructions are specified--that is, if you simply sign and return your card but do not mark "for" or "against"--your shares will be voted as if you had selected "for" each proposal applicable to that fund.

Q. Why am I getting multiple calls and mailings?

A: Because your fund needs your vote. Voting saves your Fund from the expense of multiple mailings and telephone calls to shareholders such as yourself.

Shareholders are encouraged to contact their financial advisors, or call our
Client Relations Department at 800.869.NEWS, with any questions.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
INFORMATION ABOUT THE FUND. TO OBTAIN A PROSPECTUS, CONTACT YOUR FINANCIAL
ADVISOR OR DOWNLOAD ONE AT MORGANSTANLEY.COM/FUNDS. PLEASE READ THE PROSPECTUS
CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED       OFFER NO BANK GUARANTEE       MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY         NOT A DEPOSIT

Investments and services are offered through Morgan Stanley DW Inc., member
SIPC. Morgan Stanley Distributors Inc.
Copyright (C) 2006 Morgan Stanley

RN06-02068P-N07/06   5428263_CH_076

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